Note 16 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

16. Income Taxes

During the years ended December 31, 2013, 2012 and 2011, respectively, there was no income tax expense or benefit for federal and state income taxes in the accompanying consolidated statements of operations due to our net loss and a valuation allowance on the resulting deferred tax assets.

The actual tax expense differs from the “expected” tax expense for the years ended December 31, 2013 and 2012 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) as follows:

	December 31, 2013	December 31, 2012
Tax at federal statutory rate	$(967,000)	$(2,936,000)
State taxes, net of federal benefit	(160,000)	(454,000)
Research and development credits	(12,000)	—
Fair market value of warrants & derivatives	(22,000)	142,000
Stock based compensation	29,000	145,000
Other permanent items	1,000	(7,000)
Valuation allowance	1,131,000	3,110,000
Income tax provision	$—	$—

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	December 31, 2013	December 31, 2012
Deferred tax assets:
Net operating loss and credit carryforwards	$29,431,000	$27,874,000
Stock-based compensation	1,193,000	1,190,000
Accruals	558,000	976,000
Basis difference for fixed assets and intangibles	174,000	190,000
Total gross deferred tax assets	31,356,000	30,230,000
Valuation allowance	(31,356,000)	(30,230,000)
Net deferred tax assets	$—	$—

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. We established a 100% valuation allowance due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. At December 31, 2013, we had useable net operating loss carryforwards of approximately $73.2 million for federal and $71.0 million for state income tax purposes available to offset future taxable income expiring through 2033 for both federal and California. At December 31, 2013, we had useable research and development credits of approximately $361,000 for federal and $231,000 for California. The federal credits expire through 2032 and the state credits have no expiration. The net change in the valuation allowance during the years ended December 31, 2013 and 2012 was an increase of approximately $1,100,000 primarily due to current year losses.

Internal Revenue Code Section 382 places a limitation (the "Section 382 Limitation") on the amount of taxable income, which can be offset by net operating loss carryforwards after a change in control (generally greater than a 50% change in ownership) of a loss corporation. Generally, after a control change, a loss corporation cannot deduct operating loss carryforwards in excess of the Section 382 Limitation. Due to these "change in ownership" provisions, utilization of the net operating loss and periods. The company has not concluded its analysis of Section 382 through December 31, 2013 but believes that these provisions will not limit the availability of losses to offset future income.

On January 1, 2007, the Company adopted ASC Topic 740—Income Taxes (“ASC 740”) FASB ASC 740, Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”). Due to net operating loss and research credit carryforwards, substantially all of the Company’s tax years remain open to U.S. federal and state tax examinations. The Company classifies interest and penalties recognized pursuant to Interpretation 48 as part of income tax expense. No interest or penalties related to unrecognized tax benefits have been accrued for the year ended December 31, 2013.

The aggregate changes in the balance of gross unrecognized tax benefits were as follows (in thousands):

	2013	2012
Balance, beginning of year	$140,000	$136,000
Additions based on tax positions related to the current year	—	—
Additions for tax positions related to prior years	7,000	4,000
Reductions for tax positions related to prior years	—	—
Balance, end of year	$147,000	$140,000

In the event that any unrecognized tax benefits are recognized, the effective tax rate will be affected. Approximately $121,000 and $128,000 at December 31, 2012 and 2013, respectively, of unrecognized tax benefits would impact the effective rate, if recognized.